                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



    Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934



                               February 15, 2000
                                Date of Report



                          LOWRANCE ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)



      Delaware                      0-15240                       44-0624411
(State or other               (Commission File No.)             (IRS Employer
jurisdiction of incorporation)                               Identification No.)




                            12000 East Skelly Drive
                             Tulsa, Oklahoma 74128
                             (Address of principal
                               executive offices
                                 and zip code)



                                (918) 447-6881
             (Registrant's telephone number, including area code)
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                                    Form 8-K


Item 5.   Other Events.

     At a meeting of the Board of Directors of Lowrance Electronics, Inc. held February 15, 2000, the first meeting of the Board since the Company's termination of its Agreement and Plan of Merger with Orbital Sciences Corp. effective December 27, 1999, the Board authorized a replacement for the position of Chief Financial Officer. Douglas J. Townsdin, currently a Senior Manager with Arthur Andersen LLP, the Company's independent accounting firm, has accepted the position of Vice President of Finance and CFO of the Company and will commence working full time effective March 6, 2000.



                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LOWRANCE ELECTRONICS, INC.



Date:  February 24, 2000            By: /s/ Mark C. McQuown
                                        ----------------------------------------
                                        Mark C. McQuown, Vice President of Sales


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